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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported) November 19, 1999



                              NEOTHERAPEUTICS, INC.
             (Exact name of registrant as specified in its charter)




         Delaware                 000-28782             93-0979187
----------------------------------------------------------------------
(State or other jurisdiction    (Commission           (IRS Employer
     of incorporation)          File Number)        Identification No)




              157 Technology Drive, Irvine, California      92618
            --------------------------------------------------------
            (Address of principal executive offices)      (Zip Code)




        Registrant's telephone number, including area code (949) 788-6700




                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


                             Exhibit Index on Page 5


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ITEM 5.    OTHER EVENTS

         On November 19, 1999, NeoTherapeutics, Inc. (the "Company") entered into a Securities Purchase Agreement with two institutional investors for the issuance and sale of common stock and warrants for aggregate consideration of $10,000,000 (the "Agreement"). Pursuant to the Agreement, the Company issued and sold to the investors a total of 845,594 shares of the Company's common stock at a purchase price of $11.826 per share (the "Purchase Price"), and issued five-year warrants ("Closing Warrants") to purchase a total of 126,839 shares of common stock at an exercise price of $14.24 per share. In addition, the Company issued warrants ("Adjustable Warrants") to purchase a number of shares of common stock, to be determined at two vesting dates four and six months subsequent to the closing, at an exercise price of $0.001 per share.

         The number of shares of common stock issuable at each vesting date under the Adjustable Warrants, if any, will be determined by a formula based on the 10 lowest closing bid prices of the Company's common stock during the 30 consecutive trading days preceding each vesting date. A greater number of shares of common stock are issuable the lower the price of the Company's common stock. However, if the average of the 10 lowest closing bid prices of the Company's common stock exceeds approximately $13.25 per share at each vesting date, then no shares are issuable pursuant to the Adjustable Warrants for that vesting date. In addition, if at any time each of (i) the average of the closing bid prices of the Company's common stock for 30 consecutive trading days exceeds $17.74 and (ii) the closing bid price of the Company's common stock exceeded $17.74 for at least 10 of such 30 days, then no shares will vest pursuant to the Adjustable Warrants for any subsequent vesting date. The Company also has the option at the time of the first vesting date to redeem up to one half of the shares of common stock sold at the closing, and thereby cancel the second vesting.

         In connection with this financing, the Company paid a finder's fee to an unrelated third party consisting of cash and warrants to purchase common stock of the Company.


ITEM 7.    EXHIBITS

         Exhibits:
         ---------
           4.1             Securities Purchase Agreement dated as of November
                           19, 1999, by and among Registrant, Strong River
                           Investments, Inc. and Montrose Investments Ltd.

           4.2             Registration Rights Agreement dated as of November
                           19, 1999, by and among Registrant, Strong River
                           Investments, Inc. and Montrose Investments Ltd.

           4.3             Closing Warrant issued by Registrant to Montrose
                           Investments Ltd., dated as of November 19, 1999.


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
           4.4             Closing Warrant issued by Registrant to Strong River
                           Investments, Inc., dated as of November 19, 1999.

           4.5             Adjustable Warrant issued by Registrant to Montrose
                           Investments Ltd., dated as of November 19, 1999.

           4.6             Adjustable Warrant issued by Registrant to Strong
                           River Investments, Inc., dated as of November 19,
                           1999.

           99.1            Press Release dated November 19, 1999.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      NEOTHERAPEUTICS, INC.



Date:  December 3, 1999               By:  /S/ SAMUEL GULKO
                                           -------------------------------------
                                           Samuel Gulko
                                           Chief Financial Officer


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                                  EXHIBIT INDEX


         Exhibits                 Description
         --------                 -----------
           4.1             Securities Purchase Agreement dated as of November
                           19, 1999, by and among Registrant, Strong River
                           Investments, Inc. and Montrose Investments Ltd.

           4.2             Registration Rights Agreement dated as of November
                           19, 1999, by and among Registrant, Strong River
                           Investments, Inc. and Montrose Investments Ltd.

           4.3             Closing Warrant issued by Registrant to Montrose
                           Investments Ltd., dated as of November 19, 1999.

           4.4             Closing Warrant issued by Registrant to Strong River
                           Investments, Inc., dated as of November 19, 1999.

           4.5             Adjustable Warrant issued by Registrant to Montrose
                           Investments Ltd., dated as of November 19, 1999.

           4.6             Adjustable Warrant issued by Registrant to Strong
                           River Investments, Inc., dated as of November 19,
                           1999.

           99.1            Press Release dated November 19, 1999.

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